UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code))

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 10, 2015, Edgewater Technology, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that its Board of Directors (the “Board”), in consultation with its independent financial and legal advisors, has unanimously determined that the unsolicited, all-stock proposal from AMERI Holdings, Inc. (“AMERI”) to acquire the Company for $8.50 per share (the “Proposal”), is grossly inadequate and not in the best interests of the Company’s shareholders. On November 10, 2015, the Company also notified AMERI in writing (the “Letter”) of the Board’s decision regarding the Proposal. Copies of the Letter and the Press Release, each dated November 10, 2015, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference in their entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Letter, dated November 10, 2015, from Edgewater Technology, Inc. to AMERI Holdings, Inc.

99.2	Press Release of Edgewater Technology, Inc., dated November 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2015

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name: Timothy R. Oakes
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Letter, dated November 10, 2015, from Edgewater Technology, Inc. to AMERI Holdings, Inc.

99.2	Press Release of Edgewater Technology, Inc., dated November 10, 2015.